                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 AUGUST 27, 2003

                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                        0-17293                22-2795073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                        75234
 (Address of principal executive offices)                         (Zip Code)

                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT
NUMBER                                   EXHIBIT
-------        ---------------------------------------------------------------
     99        Press Release of Collegiate Pacific Inc. dated August 27, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

         On August 27, 2003, Collegiate Pacific issued a press release regarding its financial results for the fiscal year ended June 30, 2003 and certain other information. A copy of the press release is attached as Exhibit 99. The information in this Item 12 and Exhibit 99 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2003          COLLEGIATE PACIFIC INC.

                               By: /s/ William R. Estill
                                   ------------------------------------------
                                   William R. Estill, Chief Financial Officer

                                       2
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                   EXHIBIT
-------        ---------------------------------------------------------------
     99        Press Release of Collegiate Pacific Inc. dated August 27, 2003.